UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

HaNegev 4, POB 1026,

Airport City, Israel 7019900

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2025, the Compensation Committee of My Size, Inc. (the “Company”) approved grants of restricted stock awards (the “RS Awards”) to the Company’s executive officers under the Company’s 2017 Equity Incentive Plan.

The RS Awards are comprised of performance-based restricted stock that will vest subject to achievement of certain profit and business targets (“Performance-Based Awards”), or time-based restricted stock that vest in three equal annual installments on January 1, 2026, January 1, 2027, and January 1, 2028 (“Time-Based Awards”), in each case subject to the executive officer’s continued service through the applicable vesting date.

The following table sets forth the RS Awards which were awarded to the Company’s executive officers:

Executive Officer	Position	Performance-Based Awards	Time-Based Awards
Ronen Luzon	Chief Executive Officer	125,000	75,000
Cembrero Saralegui Borja	Chief Growth Officer	60,000	50,000*
Billy Pardo	Chief Product Officer and Chief Operating Officer	20,000	40,000
Oren Elmaliah	Chief Financial Officer	-	30,000

* 10,000 of Mr. Cembrero’s Time-Based Awards are fully vested upon grant.

The RS Awards were granted pursuant to the Company’s Form of Section 102 Capital Gain Restricted Stock Award Agreement, which was previously filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended 2024, filed with the Securities and Exchange Commission on March 27, 2025. The foregoing summary of the RS Awards is not a complete description of all of the terms and conditions of the RS Awards, and is qualified in its entirety by reference to the full text of such form, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: December 19, 2025	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer